SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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VIRAGEN, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VIRAGEN, INC.
865 S.W. 78th Avenue, Suite 100
Plantation, Florida 33324

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on January 31, 2003

To the Stockholders of Viragen, Inc.

     PLEASE TAKE NOTICE that Viragen, Inc., a Delaware corporation, will hold its 2002 annual meeting of stockholders at the Signature Grand located at 6900 State Road 84, Davie, Florida, on Friday, January 31, 2003 at 3:00 P.M., local time, or at any and all adjournments for the following purposes:

1.	To elect three directors to the board of directors, who will be classified as class B directors, to serve for the term of their designated class and until their successors have been elected and qualified;

2.	To ratify an amendment to our Certificate of Incorporation increasing the number of authorized shares of our common stock from 150 million to 250 million;

3.	To ratify the appointment of Ernst & Young LLP, as our independent auditors; and

4.	To transact other business that may properly come before the meeting or any adjournment.

     A copy of our proxy statement, which is being first mailed to stockholders on or about December 30, 2002, is attached.

     The board of directors has fixed the close of business on December 12, 2002, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. Viragen’s financial statements for the fiscal year ended June 30, 2002 are contained in the accompanying annual report on Form 10-K. Viragen’s financial statements for the quarterly period ended September 30, 2002 are contained in the accompanying quarterly report on Form 10-Q. Neither the annual report nor the quarterly report, form any part of the material for the solicitation of proxies. If you do not expect to be present at the meeting, you are urged to complete, date, sign and return the enclosed proxy. No postage is required if the enclosed envelope is used and mailed in the United States. You may also vote electronically via the internet or by telephone.

By Order of the Board of Directors,

/s/ Dennis W. Healey

Dennis W. Healey, Secretary
Plantation, Florida December 30, 2002

     This is an important meeting, and you are cordially invited to attend the meeting in person. If you are unable to attend in person, please execute and return the enclosed proxy card, or vote electronically via the internet or by telephone at your earliest convenience. Promptness in returning the executed proxy card will be appreciated. If you vote by proxy, you may nevertheless attend the meeting, revoke your proxy and vote your shares in person.

OUTSTANDING STOCK AND VOTING RIGHTS
DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF CLASS B DIRECTORS
EXECUTIVE COMPENSATION AND EMPLOYMENT AGREEMENTS
SUMMARY COMPENSATION TABLE
PERFORMANCE GRAPH – STOCKHOLDER RETURN ON COMMON STOCK
APPROVAL OF NOMINEES
PROPOSAL TO AMEND VIRAGEN’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITAL STOCK OF THE COMPANY
RATIFICATION OF APPOINTMENT OF VIRAGEN’S AUDITORS
INTEREST OF CERTAIN PERSONS IN OPPOSITION TO MATTERS TO BE ACTED UPON
OTHER MATTERS
STOCKHOLDERS’ PROPOSALS TO BE PRESENTED AT THE COMPANY’S NEXT ANNUAL MEETING OF STOCKHOLDERS
AVAILABILITY OF FORM 10-K ANNUAL REPORT AND FORM 10-Q QUARTERLY REPORT

VIRAGEN, INC.
865 S.W. 78th Avenue, Suite 100
Plantation, Florida 33324

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

     This proxy statement is being furnished to you by the board of directors of Viragen, Inc., a Delaware corporation, in connection with a solicitation of proxies for use at our 2002 annual meeting of stockholders. We will hold our annual meeting at the Signature Grand located at 6900 State Road 84, Davie, Florida, on Friday, January 31, 2003 at 3:00 P.M., local time, or at any and all adjournments. Viragen will bear the cost of this solicitation. Viragen’s annual report on Form 10-K for the fiscal year ended June 30, 2002 and our quarterly report for the quarterly period ended September 30, 2002 are being mailed together with this proxy statement and form of proxy. The date of mailing of this proxy statement and form of proxy is approximately December 30, 2002.

OUTSTANDING STOCK AND VOTING RIGHTS

     The board of directors has fixed the close of business on December 12, 2002 as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting. Only stockholders of record on that date will be entitled to vote. If you submit your proxy on the accompanying form, you have the power to revoke it by notice of revocation directed to the proxy holder at any time before it is voted. Unless you withhold authority in writing, proxies, which are properly executed, will be voted for the proposals. Although you may have given your proxy, you may nevertheless attend the meeting, revoke your proxy and vote in person. The election of the directors nominated requires the affirmative vote of a plurality of the shares of Viragen’s common stock voting at the annual meeting in person or by proxy.

     As of December 12, 2002, the record date for determining our stockholders entitled to notice of, and to vote at, the annual meeting, 123,314,115 shares of our common stock, $.01 par value, were outstanding. Each share of common stock outstanding entitles the holder to one vote on all matters brought before the annual meeting. The quorum necessary to conduct business at the annual meeting consists of a majority of the shares of common stock outstanding (61,657,058 shares) as of the record date. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the annual meeting, but have no effect on the election of directors or the ratification of our auditors. Directors are elected by a plurality of votes cast. Approval of the amendment to our Certificate of Incorporation requires the affirmative vote of a majority of our outstanding shares. Ratification of the appointment of our auditors requires the affirmative vote of a majority of the shares of our common stock voting at the annual meeting in person or by proxy.

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

     On February 28, 1997, we amended our certificate of incorporation and set up a classified board of directors commencing with the 1997 annual meeting. Following that meeting, we divided directors into three subclasses consisting of class A, class B and class C. The initial term of the class A directors expired after the 1998 annual meeting of stockholders and their second term expired after the 2001 annual meeting; the term of the class B directors initially expired after the 1999 annual meeting; and the term of the class C directors initially expired after the 2000 annual meeting.

     At each annual meeting of stockholders, directors of the respective class whose term has expired will be elected. The directors chosen to succeed those whose terms have expired will be elected to hold office for a term to expire at the third ensuing annual meeting of stockholders after their election, and until their respective successors are elected and qualified. At the 2002 annual meeting, stockholders will be asked to elect three class B directors, to hold office until their successors are elected at the 2005 annual meeting of stockholders.

     The following table lists Viragen’s directors and officers:

			Served as
		Position with the	Officer and/or
Name	Age	Company	Director Since	Class

Gerald Smith	72	Chairman of the Board Chief Executive Officer President	1994 1998 1993	C
Dennis W. Healey	54	Chief Financial Officer Treasurer Director Executive Vice President Secretary	1980 1980 1984 1993 1994	B
Melvin Rothberg	56	Executive Vice President	1999
Carl N. Singer	86	Director	1997	C
Charles J. Simons	84	Director	1998	A
Robert C. Salisbury	59	Director	1998	A
Douglas Lind	42	Director	2002	B
Nicholas M. Burke	31	Controller	2001

     Gerald Smith became president of Viragen in May 1993. Since 1982, Mr. Smith was a principal stockholder, president, chief executive officer and a director of Business Development Corp. Business Development has served as a managing entity and consultant to several high technology ventures including Compupix Technology Joint Venture. From August 1991 to December 1991, Mr. Smith was the chief executive officer of Electronic Imagery, Inc., a company engaged in the development of imaging software. Mr. Smith was also the president, chief executive officer and a director of Cinescopic Corporation and International Database Service, Inc. These are computer-oriented companies which developed database technology using the personal computer for audio, video, animation and real time communication. Mr. Smith discontinued the operations of Business Development Corp. in order to devote all of his time to Viragen. Mr. Smith is also chairman of the board and president of Viragen International, Inc.

     Dennis W. Healey is a certified public accountant. He was appointed chairman of the board and chief executive officer on April 13, 1993. In June 1994, Mr. Healey relinquished his position as chairman of the board to Mr. Smith. In July 1994, he relinquished the position of chief executive officer. Upon Gerald Smith becoming president in May 1993, Mr. Healey became executive vice president. He has served as chief financial officer and treasurer since 1980. Mr. Healey was appointed secretary in 1994. Mr. Healey is also executive vice president, treasurer, secretary and a director of Viragen International, Inc.

     Melvin Rothberg joined Viragen as chief executive officer of Viragen U.S.A. in April 1998. In April 1999, Mr. Rothberg assumed the position of an executive vice president of Viragen. Prior to joining Viragen, Mr. Rothberg served as a vice president of Althin Medical, Inc., a U.S. subsidiary of a Swedish medical company, from 1990 to 1998. Mr. Rothberg served as a director and manager of a number of divisions of C.D. Medical, a division of the Dow Chemical Company, from 1983 to 1990. Mr. Rothberg also serves as a director of Viragen International, Inc.

     Carl N. Singer was elected a director in August 1997 and currently serves as chairman emeritus. He currently serves as chairman of the executive committee and as a member of the compensation committee of the board of directors. Since 1981, Mr. Singer has served as chairman of Fundamental Management Corporation, a Florida-based institutional investment fund. During fiscal 2000, a fund managed by Fundamental Management Corporation invested a total of $2,000,000 in Viragen, in two separate transactions, receiving 1,800,016 shares of common stock. Mr. Singer has also served as a director, president and CEO of Sealy, Inc., Scripto, Inc. and the BVD Company. Mr. Singer also serves as a director of Viragen International, Inc.

     Charles J. Simons was elected to the board of directors in July 1998. He currently serves as chairman of the audit and finance committee and the compensation committee of the board of directors. Mr. Simons is the vice-chairman of the board of G.W. Plastics, Inc., a plastic manufacturer. Also, he is an independent management and financial consultant. From 1940 to 1981, he was employed by Eastern Airlines, last serving as vice chairman, executive vice president and as a director. Mr. Simons is a director of Veridian Corporation, an aerospace company, and a number of private companies. He was also a director of Home Intensive Care, Inc. from 1988 until July 1993. Mr. Simons is also a director of MedWaste, Inc., Diasa Inc. and Excalibur Corporation. Mr. Simons is an investor in Active Investors II, a fund managed by Fundamental Management Corporation. During fiscal 2000, Active Investors II invested a total of $2,000,000 in Viragen in two separate transactions, in exchange for 1,800,016 shares of our common stock.

     Robert C. Salisbury was appointed a director of Viragen in December 1998. From 1974 to 1995, Mr. Salisbury was employed by the Upjohn Company serving in several financial related positions. These positions included manager of cash management, internal control and corporate finance from 1975 to 1981. He also served as a vice president from 1985 to 1990, senior vice president from 1991 to 1994, and executive vice president for finance and chief financial officer from 1994 to 1995. Following the merger of Pharmacia and Upjohn, Inc. in 1995, Mr. Salisbury served as executive vice president and chief financial officer until 1998. Mr. Salisbury also serves as a director and investor in Fundamental Management Corporation, a Florida-based institutional investment fund. During fiscal 2000, a fund managed by Fundamental Management Corporation invested a total of $2,000,000 in Viragen, in two separate transactions, receiving 1,800,016 shares of common stock.

     Douglas Lind served as Senior Biotechnology Equity Research Analyst for Morgan Stanley from 1997 through 2002 and at Paine Webber from 1995 to 1997. Previously he was Managing Director and Founder of Lind & Co., a Boston-based biotechnology investment research firm serving institutional clients, which he founded in 1991. From 1990 to 1992, Dr. Lind was a practicing physician in Brookline, Massachusetts and served as an attending physician at St. Elizabeth’s Hospital in Boston, a major teaching affiliate of Tufts University School of Medicine, where he completed his clinical residency in Internal Medicine. Dr. Lind has served on numerous national health policy bodies.

     Nicholas M. Burke is a certified public accountant and joined Viragen as its controller in October 2001. Prior to joining Viragen, Mr. Burke served as corporate controller of SmartDisk Corporation a Florida-based computer peripherals technology company from 1999 to 2001. From 1994 until 1999, Mr. Burke was a senior member of the audit staff of Ernst & Young LLP, Viragen’s independent audit firm, concentrating his practice in the computer technology and biotechnology industries.

     Mr. Bryan King is a director nominee for our 2002 stockholders meeting. Mr. King was founder and president of an office automation company, Delta Business Systems, which he sold to IKON Office Solutions in 1987. From 1987 Mr. King served in a variety of US and international managerial positions with IKON; until retiring from his last position in 1998 as president of the Western US Division. Mr. King is now a private investor in, or manager of, a variety of enterprises including commercial real estate, equities and managerial consulting.

     There is no family relationship between any of the officers and directors.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

     The following table shows certain information regarding Viragen’s common stock beneficially owned at December 12, 2002, by:

•	each person who is known by us to own beneficially or exercise voting or dispositive control over 5% or more of Viragen’s common stock;

•	each of Viragen’s directors;

•	each officer named in the summary compensation table;

•	all officers and directors as a group; and

•	the director nominee.

     Under securities law, a person is considered a beneficial owner of any securities that the person owns or has the right to acquire beneficial ownership of within 60 days. At December 12, 2002, there were 123,314,115 shares of common stock outstanding. Except as otherwise indicated, we have been informed that the persons identified in the table have sole voting and dispositive power with respect to their shares.

			Common Shares Beneficially Owned

	Number of Shares			Acquirable
	Beneficially	Percent of		Within
Name of Beneficial Owner	Owned	Class	Currently	60 days

Gerald Smith	2,392,000	1.9%	17,000	2,375,000
Carl N. Singer	4,339,341	3.5	3,886,841	452,500
Dennis W. Healey	740,000	*	415,000	325,000
Douglas Lind	305,000	*	30,000	275,000
Robert C. Salisbury	37,500	*	30,000	7,500
Charles J. Simons	42,500	*	10,000	32,500
Officers and Directors as a group (8 persons)	8,196,641	6.4	4,404,141	3,792,500
Director Nominee
Bryan King	1,800,000	1.5%	1,800,000	—

*	less than 1%

     The beneficial ownership figures include 3,736,341 shares of common stock and warrants to acquire 100,000 shares of common stock held by Fundamental Management Corporation, a Florida-based institutional investment fund, which have been attributed to Carl N. Singer. Mr. Singer is the chairperson of Fundamental Management Corporation. Mr. Salisbury is also a director and investor in a fund managed by Fundamental Management Corporation. Mr. Simons is an investor in a fund managed by Fundamental Management Corporation.

Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent (10%) of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of their ownership and reports of changes in their ownership of common stock and other equity securities of Viragen. Officers, directors and greater than ten percent (10%) stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on a review of the copies of these reports furnished to us and written representations that no other reports were required, during the fiscal year ended June 30, 2002, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent (10%) beneficial owners were completed and timely filed.

ELECTION OF CLASS B DIRECTORS

     The following table sets forth the names of the class B director nominees, their positions with Viragen, the year, if applicable, in which they became directors and other related information. Executive officers are appointed annually and, except to the extent governed by employment contracts, serve at the discretion of the board of directors.

Nominees For Election

			Served as
			Officer and/or
Name	Age	Position with the Company	Director Since	Class

Dennis W. Healey	54	Chief Financial Officer Treasurer Director Executive Vice President Secretary	1980 1980 1984 1993 1994	B
Douglas Lind	42	Director	2002	B
Bryan King	56	Nominee		B

     During fiscal 2002, Viragen’s board of directors met on five occasions. Viragen has an executive committee, an audit and finance committee and a compensation committee.

Executive Committee

     The executive committee acts for the full board during intervals between board meetings, except on matters which by law may not be delegated. The executive committee will meet as necessary. All actions by the committee are reported at the next board of directors meeting. During fiscal 2002, the executive committee met on seven occasions. The executive committee consists of Carl N. Singer (chairperson) and Gerald Smith.

Audit and Finance Committee

     The audit and finance committee of the Viragen, Inc. board of directors was organized in February 1998. It is composed of two independent directors and operates under a written charter adopted by the board of directors in July 2000. The committee members are Charles J. Simons (chairperson) and Robert C. Salisbury. Peter D. Fischbein, was also a member of the audit and finance committee until his resignation as a director of Viragen in September 2002. During fiscal 2002, the audit and finance committee met on five occasions.

     The audit and finance committee reviews our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In this context, the committee has met and held discussions with management and the independent auditors. Management represented to the committee that Viragen’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

     In addition, the committee has discussed with the independent auditors, the auditor’s independence from the company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

     The committee discussed with our independent auditors the overall scope and plans for their respective audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of Viragen’s internal controls, and the overall quality of our financial reporting.

     In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors, and the board has approved, that the audited consolidated financial statements be included in Viragen’s annual report on Form 10-K for the year ended June 30, 2002, for filing with the Securities and Exchange Commission. The committee and the board also have recommended, subject to shareholder approval, the selection of Ernst & Young, LLP, as our independent auditors.

     Submitted by the audit and finance committee of the board of directors:

Charles J. Simons	Robert C. Salisbury

Compensation Committee

     The compensation committee provides overall guidance for officer compensation programs, including salaries and other forms of compensation including all employee stock option grants and warrant grants to non-employees. The compensation committee consists of Charles J. Simons (chairperson), Carl N. Singer and Robert C. Salisbury.

Audit and Finance Committee and Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     Currently, there are two members of the audit and finance committee and three members of the compensation committee. A majority of the compensation committee and all members of the audit and finance committee are outside directors.

EXECUTIVE COMPENSATION AND EMPLOYMENT AGREEMENTS

     Compensation Committee Report on Executive Compensation. Under the rules established by the Securities and Exchange Commission, management is required to provide certain data and information in regard to the compensation and benefits provided to the chief executive officer and other executive officers. The disclosure requirements for the chief executive officer and executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental compensation decision affecting those individuals.

     Compensation Report. The compensation committee of the board of directors is responsible for establishing compensation levels and benefits for the executive officers of the company. The compensation committee is also responsible for reviewing recommendations made by management regarding compensation, including stock options, and benefits for other employees.

     Executive Compensation Policy. For the last fiscal year, the goals established by the compensation committee for executive compensation are as follows:

•	to provide a compensation package which would attract and retain experienced, scientific pharmaceutical and administrative personnel;

•	to maintain reasonable yet competitive base salaries while conserving the liquid assets of the company;

•	to provide an environment where innovation, dedication and success are rewarded; and

•	to provide participation in stock appreciation as part of an incentive based compensation package.

     The performance of executive officers is evaluated routinely by the compensation committee as well as by the board of directors as a whole. The compensation committee considers each employee’s total compensation package, including base salary, stock options and other benefits as provided in their respective employment agreements.

     Chairman of the Board and Chief Executive Officer. On March 1, 1999, Mr. Smith entered into a two-year employment agreement with Viragen. This agreement provided for:

•	an annual salary of $282,000,

•	health and life insurance,

•	similar employee benefits generally available to other employees,

•	use of an automobile and related maintenance, and

•	reimbursement of business related expenses.

     On March 1, 2001, Mr. Smith renewed his two year employment agreement with Viragen. Under the new agreement, Mr. Smith is to receive an annual salary of $325,000. He also received options to purchase 850,000 shares of common stock at $1.35 per share. The options vest one-half on the date of grant and one-half on the first year anniversary. The options are exercisable over five years from the vest dates. Mr. Smith’s employment agreement contains a provision that in the event Viragen were to spin-off or split-off any present or future subsidiaries, he would be entitled to receive a certain number of options in the spun-off company. The number of options he would receive would be based on a formula reflecting his then current option position relative to the fully diluted common stock of Viragen then outstanding. The pricing of the new options would be based on the relationship of the exercise price of his existing options with the fair market value of Viragen’s stock at the date of the transaction. All other terms are similar to his previous agreements.

     In February 2002, 1,000,000 options granted to Mr. Smith in conjunction with his 1997 employment agreement and 50,000 options granted to Mr. Smith in 1997 for serving as Chairman of the Board expired. In March 2002, Viragen granted Mr. Smith options to purchase 1,050,000 shares of common stock at $1.04 per share. The options vest one-half on the date of grant and one-half on the first year anniversary. The options are exercisable over five years from the vest dates.

     Mr. Smith continues to serve as the president and chairman of Viragen International, Inc.

     Other Executive Officers. As with the compensation of the chief executive officer, the compensation committee evaluates and establishes the compensation packages for other executive officers of the company. These executives are evaluated routinely based on the effectiveness of their efforts in their respective areas of responsibility as well as their contribution to achieving our overall goals. The compensation committee has structured compensation packages so that the base salaries are conservative by pharmaceutical industry standards. The emphasis is on compensation through the issuance of stock options. As a consequence, the executive officers may maximize their total compensation through the attainment of corporate goals as reflected in appreciated stock values.

     Submitted by the compensation committee of the board of directors:

Charles J. Simons	Carl N. Singer	Robert C. Salisbury

Executive Compensation and Employment Agreements

     The following table includes information concerning the compensation and employment agreements of the chief executive officer of Viragen and the four other most highly compensated executive officers as of June 30, 2002.

SUMMARY COMPENSATION TABLE

Long Term Compensation

					Awards		Payouts

Securities
		Annual Compensation			Restricted	Underlying
					Stock	Options/
Name and	Fiscal			Other Annual	Awards	SARs		All Other
Principal Position	Year	Salary ($)	Bonus ($)	Compensation ($)	($)	(#)	LTIP Payouts ($)	Compensation ($)

Gerald Smith Chairman of the Board, CEO and President	2002 2001 2000	$325,000 296,333 282,000	$— — —	$— — —	$— — —	1,050,000 850,000 —	$— — —	$— — —

Dennis W. Healey Exec. V.P., Treasurer, CFO and Director	2002 2001 2000	$252,000 252,000 252,000	— — —	— — —	— — —	350,000 150,000 —	— — —	— — —

D. Magnus Nicolson COO	2002 2001 2000	$172,500 170,000 170,000	— — —	— — —	— — —	— — 200,000	— — —	— — —

Melvin Rothberg Exec. V.P	2002 2001 2000	$175,373 172,500 160,000	— — —	— — —	— — —	50,000 — 350,000	— — —	— — —

Employment Agreements

     On March 1, 1999 Mr. Healey entered into a two-year employment agreement with Viragen. The agreement provided for:

•	an annual salary $252,000,

•	health and life insurance,

•	similar employee benefits generally available to other employees, and

•	reimbursement of automobile and business related expenses.

     On March 1, 2001, Mr. Healey renewed his two year employment agreement with Viragen. Under the new agreement, Mr. Healey is to receive an annual salary of $252,000. He also received options to purchase 150,000 shares of common stock at $1.35 per share. The options vest one-half on the date of grant and one-half on the first year anniversary. The options are exercisable over five years from the vest dates. Mr. Healey’s employment agreement contains a provision that in the event Viragen were to spin-off or split-off any present or future subsidiaries, he would be entitled to receive a certain number of options in the spun-off company. The number of options he would receive would be based on a formula reflecting his then current option position relative to the fully diluted common stock of Viragen then outstanding. The pricing of the new options would be based on the relationship of the exercise price of his existing options with the fair market value of Viragen’s stock at the date of the transaction. All other terms are similar to his previous agreements.

     In February 2002, 300,000 options granted to Mr. Healey in conjunction with his 1997 employment agreement and 50,000 options granted to Mr. Healey in 1997 for serving as a director expired. In March 2002, Viragen granted Mr. Healey options to purchase 350,000 shares of common stock at $1.04 per share. The options vest one-half on the date of grant and one-half on the first year anniversary. The options are exercisable over five years from the vest dates.

     Mr. Healey continues to serve as executive vice president, chief financial officer, secretary and director of Viragen International, Inc.

     On July 1, 1999, Dr. Nicolson entered into a two year employment agreement with Viragen. This agreement supercedes all previous agreements. The agreement provided for an annual salary of $170,000, employee benefits generally available to executive officers, use of an automobile and reimbursement of business related expenses. The agreement also provided for the grant of an option to acquire 200,000 shares of Viragen common stock at $.625, vesting one-third on the date of grant, one-third on the first anniversary of the grant date and one-third on the second anniversary.

     On July 1, 2001, Dr. Nicolson renewed his two year employment agreement with Viragen. Under the agreement, Dr. Nicolson received an annual salary of $172,500. He also received options to purchase 50,000 shares of Viragen International, Inc. common stock at $0.85 per share. The options vested one-half on the date of grant and one-half on the first year anniversary.

     In September 2002, Dr. Nicolson resigned his positions as Chief Operating Officer of Viragen and Viragen International, director of Viragen International and managing director of Viragen (Scotland). His common stock purchase options expired 90 days subsequent to his resignation.

     On July 1, 1999, Mr. Rothberg entered into a two year employment agreement with Viragen. This agreement supercedes all previous agreements. The agreement provided for:

•	an annual salary of $160,000 and $172,500 for the first and second years, respectively,

•	the grant of an option to acquire 250,000 shares of common stock at $.625 per share, vesting one-half on the date of grant and one-half on the first year anniversary,

•	health insurance,

•	similar employee benefits generally available to executive employees,

•	$400 per month auto allowance, and

•	reimbursement of business related expenses.

     In April 2000, Mr. Rothberg was granted an option to acquire 100,000 shares of common stock at $2.00 per share, vesting on the date of grant. These options were granted simultaneously with the cancellation of an option to acquire 100,000 shares of Viragen U.S.A., Inc. at $0.22 per share held by Mr. Rothberg. The potential replacement of Viragen U.S.A. options was addressed in Mr. Rothberg’s April 28, 1998 option agreement.

     On July 1, 2001, Mr. Rothberg renewed his two year employment agreement with Viragen. Under the new agreement, Mr. Rothberg is to receive an annual salary of $172,500. He also received options to purchase 50,000 shares of common stock at $1.25 per share. The options vest one-half on the date of grant and one-half on the first year anniversary. The options are exercisable over five years from the vest dates. Mr. Rothberg’s auto allowance was increased to $600 per month. All other terms are similar to his previous agreements. Effective February 28, 2002 Mr. Rothberg’s annual salary was increased to $181,500 to reflect his added responsibilities related to the acquisition of ViraNative.

Option/SAR Grants in Last Fiscal Year

     The following table includes information as to the grant of options to purchase shares of common stock during the fiscal year ended June 30, 2002 to each person named in the Summary Compensation Table.

					Potential
	Individual Grants				Realized Value at
					Assumed Annual
	Number of	% of Total			Rates of Stock
	Securities	Options/SARs			Price Appreciation
	Underlying	Granted to	Exercise or		for Option Term
	Options/SARs	Employees in	Base Price	Expiration
Name	Granted (#)	Fiscal Year	($/Share)	Date	5%	10%

Gerald Smith	1,050,000	54.2%	$1.04	2/28/08	$336,000	$750,750
Dennis W. Healey	350,000	18.1	1.04	2/28/08	112,000	250,250
D. Magnus Nicolson	—	—	—	—	—	—
Melvin Rothberg	50,000	2.6	1.25	06/30/07	19,500	43,000

Option Exercises and Holdings

     The following table includes information as to the exercise of options to purchase shares of common stock during the fiscal year ended June 30, 2002 by each person named in the Summary Compensation Table and the unexercised options held as of the end of the 2002 fiscal year.

Aggregated Option/SAR Exercises in Last Fiscal Year
and Fiscal Year End Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-The-Money
	Shares		Options at FY End (#)		Options at FY End ($)
	Acquired on	Value
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Gerald Smith	—	$—	2,375,000	525,000	$190,000	$—
Dennis W. Healey	—	—	325,000	175,000	—	—
D. Magnus Nicolson	—	—	180,000	—	12,600	—
Melvin Rothberg	—	—	250,000	25,000	8,750	—

EQUITY COMPENSATION PLAN INFORMATION

     The following table reflects certain information about our common stock that may be issued upon the exercise of options, warrants and rights under our existing equity compensation plans as of June 30, 2002, consisting of the 1995 Stock Option Plan and the 1997 Stock Option Plan, as amended.

(c)
Number of
securities
	(a)		remaining available
	Number of		for future issuance
	securities to be	(b)	under equity
	issued upon	Weighted-average	compensation plans
	exercise of	exercise price of	(excluding
	outstanding	outstanding	securities
	options, warrants,	options, warrants,	reflected in
Plan category	and rights	and rights	column (a))

Equity compensation plans approved by security holders	4,752,634	$1.34	305,966

Equity compensation plans not approved by security holders	—	—	—

Total	4,752,634		305,966

1997 Amended Stock Option Plan and 1995 Amended Stock Option Plan

     On May 15, 1995 the board of directors adopted, subject to approval by the stockholders, a stock option plan, called the 1995 Stock Option Plan. On September 22, 1995, the board of directors amended the 1995 Stock Option Plan to define certain terms and clarify the minimum exercise price of the non-qualified options. The minimum exercise price of non-qualified options cannot be less than 55% of the fair market value. Viragen stockholders ratified the 1995 Stock Option Plan at the annual meeting held on December 15, 1995.

     On January 27, 1997 the board of directors adopted, subject to approval by the stockholders, a stock option plan called the 1997 Stock Option Plan. The 1997 stock option plan contains terms and provisions similar to the 1995 Stock Option Plan. Viragen stockholders ratified the 1997 Stock Option Plan at the annual meeting held on February 28, 1997. On April 24, 1998 the board of directors adopted, subject to ratification by the stockholders, an amendment to the 1997 Stock Option Plan. This amendment reserved an additional 1,000,000 shares of common stock for issuance under that plan. This amendment brought the total shares reserved under the 1997 Stock Option Plan to 4,000,000 shares. On July 31, 1998, the stockholders ratified this amendment to the 1997 Stock Option Plan.

     The audit and finance committee and the compensation committee of the board of directors and the board of directors currently administer the plans. Administration of the plan includes determining:

•	the persons who will be granted plan options,

•	the type of plan options to be granted,

•	the number of shares subject to each plan options, and

•	the exercise price of plan options.

     Options granted under either the 1995 or the 1997 stock option plans may qualify as incentive stock options, under Section 422 of the Internal Revenue Code of 1986, as amended. In addition, the plans also include a reload option provision. This provision permits an eligible person to pay the exercise price of the plan option with shares of common stock owned by the eligible person. The person then receives a new plan option to purchase shares of common stock equal in number to the tendered shares. Any incentive option, which is granted under a plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares, on the date of such grant. The exercise price of any incentive option granted to an eligible employee owning more than 10% of our common stock must be at least 110% of the fair market value, as determined on the date of the grant. The board of directors, the audit and finance committee or the compensation committee determine the term of each plan option and the manner in which it may be exercised. No plan option may be exercisable more than 10 years after the date of its grant. In the case of an incentive option granted to an eligible employee owning more than 10% of Viragen’s common stock, no plan option may be exercisable more than five years after the date of the grant.

     Officers, directors, key employees and consultants of Viragen and its subsidiaries are eligible to receive non-qualified options under the stock option plans. Only officers, directors and employees who are employed by Viragen or by any of its subsidiaries are eligible to receive incentive options.

     Incentive options are non-assignable and nontransferable, except by will or by the laws of descent and distribution during the lifetime of the optionee. Only the optionee may exercise incentive options. Under a recent amendment to the 1997 stock option plan, non-qualified options may be transferable under limited circumstances for estate planning, if authorized by the board of directors or the compensation committee. If an optionee’s employment is terminated for any reason, other than his death or disability, or if an optionee is not an employee but is a member of Viragen’s board of directors and his service as a director is terminated for any reason, other then death or disability, the plan option granted to him will lapse to the extent unexercised on the earlier of the expiration date or 90 days following the date of termination. If the optionee dies during the term of his employment, the plan option granted to him will lapse to the extent unexercised on the earlier of the expiration date of the plan option or the date one year following the date of the optionee’s death. If the optionee is permanently and totally disabled, the plan option granted to him lapses to the extent unexercised on the earlier of the expiration date of the option or one year following the date of the disability.

     The board of directors may amend, suspend or terminate the stock option plans at any time. However, no amendment can be made which changes the minimum purchase price, except in the event of adjustments due to changes in Viragen’s capitalization. Unless the plans have been suspended or terminated by the board of directors, the 1995 Stock Option Plan will terminate on May 15, 2005, and the 1997 Stock Option Plan will terminate on January 27, 2007. The termination of either plan will not affect the validity of any plan options previously granted.

     As of December 12, 2002, there were approximately 32,000 and 521,800 options available under the 1995 and 1997 stock option plans, respectively.

Other Option Grants

     On March 1, 2002 and April 1, 2002, Viragen granted options to purchase an aggregate 70,000 shares of common stock to four directors. The options vest one-half on the date of grant and one-half on the first year anniversary. The options are exercisable over five years from the vest dates, at prices ranging from $0.75 to $1.04 per share. The options were allocated, as follows:

•	Peter D. Fischbein—55,000 shares;

•	Robert C. Salisbury—5,000 shares;

•	Charles J. Simons—5,000 shares; and

•	Carl N. Singer—5,000 shares.

     The unvested options granted to Peter D. Fischbein expired upon his resignation as a director of Viragen in September 2002 and the vested portion will expire 90 days subsequent to his resignation.

PERFORMANCE GRAPH – STOCKHOLDER RETURN
ON COMMON STOCK

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG VIRAGEN, INC., THE AMEX COMPOSITE INDEX
AND THE NASDAQ BIOTECHNOLOGY INDEX

	6/97	6/98	6/99	6/00	6/01	6/02

VIRAGEN, INC.	100.00	74.08	35.80	88.89	49.38	27.26
AMEX COMPOSITE	100.00	115.86	128.17	150.33	147.42	143.44
NASDAQ BIOTECHNOLOGY	100.00	102.58	164.03	393.49	327.72	164.94

*	$100 INVESTED ON 6/30/97 IN STOCK OR INDEX-INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING JUNE 30.

Certain Relationships and Related Transactions

     Gerald Smith and Dennis W. Healey, who are principal officers of Viragen, also serve as the principal officers of Viragen International, Inc.

     On September 1, 1998, Gerald Smith and Dennis W. Healey each exercised 250,000 options to purchase Viragen common stock. Both exercised their options through the issuance of promissory notes payable to Viragen totaling $300,000. Mr. Smith and Mr. Healey also entered into related pledge and escrow agreements. The promissory notes carried an interest rate of 5.47%, payable semi-annually, and were secured by the underlying common stock purchased. The purchased shares were being held in escrow, pending payment of the related notes pursuant to the provisions of the pledge and escrow agreements. Mr. Smith paid $100,000 of the principal on his promissory note, plus related interest, during January 2000. Mr. Healey paid-in-full the $150,000 principal, plus related interest, on his promissory note, during March 2000. Viragen released the collateral on the two promissory notes.

     Carl N. Singer, a director of Viragen and the chairman of its executive committee, exercised options for 50,000 shares on October 1, 1998. Peter Fischbein, a former director, exercised options for 200,000 shares on October 8, 1998. Charles F. Fistel, a former officer, exercised options totaling 410,000 shares on May 3, 1999 and May 11, 1999. These options were all exercised through the issuance of promissory notes payable Viragen totaling $302,000, and related pledge and escrow agreements. The promissory notes bear interest at rates ranging between 5.06% and 5.15%, payable semi-annually, and are secured by the underlying common stock purchased. The purchased shares are being held in escrow, pending payment of the related notes pursuant to the provisions of the pledge and escrow agreements. During February 2000, Mr. Fischbein exercised options for an additional 25,000 common shares through the issuance of another promissory note and escrow agreement. Principal on the promissory note totals $12,500 and bears interest at 6.46%. During March 2000, Mr. Singer paid the $59,000 principal and related interest on his promissory note. Mr. Singer’s collateral was released from escrow upon receipt of his payment. Mr. Fistel paid $30,000 of the principal on his promissory notes, plus related interest, during March 2000. A pro-rated number of escrowed common shares were released to Mr. Fistel upon receipt of his payment.

     During January 2000, we contracted Cameron Associates, Inc. to act as an investor relation’s consultant. Cameron Associates received $6,000 per month through February 2000, subsequently reduced to $3,000 per month, as compensation for their services. They also received warrants to purchase 100,000 common shares of Viragen at $1.17 per share through January 2005. These warrants were cancelled in December 2000. Mr. Singer serves as a director on Cameron Associates’ board of directors and is a minority stockholder.

     On February 7, 2000, the board of directors voted to modify the terms of an option to purchase one million shares of common stock at $0.50, which had been granted to Mr. Smith, Viragen’s president, during October 1995. The board of directors extended the expiration of this common stock option by three years. Under the modified terms, the common stock option will now expire on October 5, 2003. No other terms were changed. Under the provisions of APB 25, we recognized compensation expense of $941,000 relating to this modification.

     On February 18, 2000, we entered into a subscription agreement with Active Investors Ltd. II, an investment fund managed by Mr. Carl Singer, a director of Viragen, through Fundamental Management Corporation, a Florida-based institutional investment fund. Under the terms of the subscription agreement, we issued to Active Investors Ltd. II a convertible promissory note for the principal amount of $1,000,000. The promissory note had an interest rate of 9.5% per annum. The principal and interest were payable on February 17, 2001.

     Active Investors Ltd. II could elect to convert the unpaid principal and interest, at any time, into common shares at the fixed rate of $1.00 per share. They also received a warrant to purchase 100,000 common shares. The warrant is exercisable at $2.00 per share through February 17, 2003. This note was converted into 1,015,716 shares of common stock, which included $35,400 in interest on June 30, 2000.

     Active Investors Ltd. II has also participated as an investor under the shelf registration on Form S-3 dated March 21, 2000 (File No. 333-32306). Active Investors Ltd. II invested $1,000,000 in exchange for 784,300 shares of our common stock.

     Mr. Robert Salisbury, a director of Viragen, also serves as a director and investor in Fundamental Management Corporation which manages the Active Investors II fund. Mr. Charles Simons, a director of Viragen, is an investor in the Active Investors II fund.

     Between February and March 2000, Mr. Smith exercised options for 400,000 shares of Viragen common stock through the issuance of two promissory notes and escrow agreements. Principal on the promissory notes totaled $200,000. Mr. Smith paid-in-full both notes during March 2000 and the escrowed shares were released.

     During March 2000, Melvin Rothberg, an executive vice-president of Viragen, exercised options for 100,000 common shares through the issuance of a promissory note and related escrow agreement. Principal on the promissory note totaled $62,500. Mr. Rothberg paid-in-full the principal on his note during April 2000, and the escrowed shares were released.

     Commencing in March 2000, Mr. Singer is receiving $100,000 per year for his services as a director and chairperson of the executive committee. He receives no other director fees. In addition, for these services on March 14, 2000, Mr. Singer was granted an option to acquire 100,000 shares of common stock. The option provides for:

•	an exercise price of $3.75 per share,

•	are exercisable for 5 years from the vesting date,

•	an exercisable 33,333 shares on the grant date; 33,333 shares on the first anniversary of the grant date and 33,334 shares on the second anniversary of the grant date.

     During fiscal years 2001 and 2002, Mr. Simons received $36,000 as compensation for serving as chairman of the audit and finance committee.

     During October 2000, Dennis W. Healey and Sidney Dworkin, a former director of Viragen, each exercised 100,000 options to purchase common stock. Both exercised their options through the issuance of promissory notes payable to Viragen totaling $100,000. Messrs. Healey and Dworkin also entered into related pledge and escrow agreements. The promissory notes carried an interest rate of 6.00%, payable semi-annually, and were secured by the underlying common stock purchased. Mr. Dworkin paid-in-full the principal on his note during October 2001 and Mr. Healey paid-in-full the principal on his note during October 2002. The related escrowed shares were released upon payment.

     During March 2001, Abraham Cohen and E. Donald Shapiro entered into consulting agreements with Viragen. Each was to provide consulting services to Viragen for a two year period ending March 31, 2003. These consulting services were in addition to their service on the board of directors. As compensation, each was granted options to purchase 200,000 common shares at $1.20 per share. These options vested 50,000 shares at the date of grant and 50,000 shares every six months through September 2002. The options were exercisable over five years from the vest dates. Options granted under these agreements expired as of September 30, 2002 as a result of the resignation of Messrs. Cohen and Shapiro.

     During May 2001, Robert C. Salisbury entered into a consulting agreement with Viragen. He was to provide consulting services to Viragen for a three year period ending May 31, 2004. These consulting services were in addition to his service on the board of directors. As compensation, he would have been granted warrants to purchase up to 110,000 shares of common stock. The warrants would have been granted in tranches upon performance of specific criteria. The warrants would have vested one-half on the first anniversary of the date of grant and one-half on the second anniversary of the date of grant. The warrants would have been exercisable for five years from the vest dates, at 115% of the fair market value of Viragen’s common stock on the dates of grant. Subsequent to June 30, 2002, Mr. Salisbury and Viragen agreed to terminate this consulting agreement.

APPROVAL OF NOMINEES

     The board of directors recommends that stockholders vote “For” the election of the nominees for the class B directors set forth above. The election of the directors nominated requires the affirmative vote of a plurality of the shares of Viragen common stock voting at the annual meeting in person or by proxy.

PROPOSAL TO AMEND VIRAGEN’S CERTIFICATE OF INCORPORATION TO INCREASE THE
AUTHORIZED CAPITAL STOCK OF THE COMPANY

     The board of directors has voted to amend our Certificate of Incorporation to increase the authorized shares of common stock, par value $.01 per share, from 150,000,000 to 250,000,000 shares. The board of directors determined that such an amendment is advisable and directed that the proposed amendment be considered at the annual meeting of stockholders to be held on January 31, 2003. The amendment will not affect the number of shares of preferred stock authorized.

     The board of directors believes that an increase in authorized capital may be desirable for a number of reasons, including but not limited to, facilitating our ability to effect growth through future acquisitions and financings, future stock splits or dividends for other corporate purposes.

     If the proposed amendment is approved by the stockholders, the board of directors will be empowered, without the necessity of further action or approval of our stockholders to issue up to 250,000,000 shares of common stock. Notwithstanding the foregoing, guidelines of the American Stock Exchange may require us to submit for approval of our stockholders, any issuance of our common stock in a single transaction or in a series of related transactions, in excess of 20% of our outstanding common stock if such issuance could be made at less than fair market value measured on the date the agreement to issue the stock is made. In addition, Delaware law may require stockholder approval for certain corporate transactions such as a merger or sale of all or substantially all of our assets. Each share of newly authorized common stock will have the same rights and privileges as each share of existing common stock. To the extent issued, newly authorized common stock will decrease the percentage ownership of us by our existing stockholders and, depending upon the price at which such shares are issue, could be dilutive to existing stockholders.

     The board of directors has not yet identified any particular acquisition or financing that will result in the issuance of additional shares of our common stock other than previously disclosed, nor have we entered into any understandings or agreements to do so.

     The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required for approval of the amendment. If the amendment is approved by the stockholders, the amendment will become effective upon the filing with the Secretary of State of the State of Delaware.

     The board of directors recommends a vote “For” and amendment to Viragen’s Certificate of Incorporation to increase the number of shares of common stock that Viragen is authorized to issue from 150,000,000 to 250,000,000.

RATIFICATION OF APPOINTMENT OF VIRAGEN’S AUDITORS

     The appointment of Ernst & Young LLP as our independent auditors for the fiscal year ended June 30, 2003, will be submitted for ratification by the stockholders.

FEES TO AUDITORS

     Audit Fees: The aggregate fees, including expenses, billed by Ernst & Young LLP in connection with their audit of our consolidated financial statements for the fiscal year ended June 30, 2002, and for their review of our quarterly reports on Form 10-Q during the 2002 fiscal year, were approximately $174,000.

     Financial Information Systems Design and Implementation Fees: There were no professional services rendered by Ernst & Young LLP for the fiscal year ended June 30, 2002, as described in paragraph (c)(4)(ii) of Rule 2.01 of Regulation S-X.

     All Other Fees: The aggregate fees billed by Ernst & Young LLP for professional services rendered to us by Ernst & Young LLP during fiscal year 2002, other than Audit Fees were approximately $180,000, including audit related services of $122,000 and non-audit services of $58,000. Audit related services include fees for consultations on accounting transactions and reviews of Securities and Exchange Commission registration statements. Non-audit services include tax compliance and tax consulting services performed for us.

     Our Audit and Finance Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP, and has concluded that the provision of such services is compatible with maintaining the independence of our auditors.

     Although the board of directors is submitting the appointment of Ernst & Young LLP for stockholder approval, it reserves the right to change the selection of Ernst & Young LLP as auditors, at any time during the fiscal year, if it deems such change to be in Viragen’s best interest, even after stockholder approval. Representatives of Ernst & Young LLP are expected to be present at the annual meeting.

     The board of directors recommends that the stockholders vote “For” the ratification of Ernst & Young LLP as Viragen’s independent auditors for the fiscal year ending June 30, 2003. Ratification of the appointment of our auditors requires, the affirmative vote of a majority of the shares of Viragen’s common stock voting at the annual meeting in person or by proxy.

INTEREST OF CERTAIN PERSONS IN
OPPOSITION TO MATTERS TO BE ACTED UPON

     Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to offices.

OTHER MATTERS

     Management is not aware of any other business which may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.

STOCKHOLDERS’ PROPOSALS TO BE PRESENTED AT THE
COMPANY’S NEXT ANNUAL MEETING OF STOCKHOLDERS

     Stockholder proposals intended to be presented at our 2003 annual meeting of stockholders of must be received by us, at our principal executive offices not later than September 16, 2003, or if the 2003 annual meeting of stockholders differs by more than 30 days from the date of the 2002 annual meeting, then a reasonable time before we print and mail the proxy materials for the 2003 annual meeting, for inclusion in the proxy statement and proxy relating to the 2003 annual meeting of stockholders. Any proposal will be subject to our by-laws and 17 C.F.R. §240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934.

     In addition, the proxy solicited by the board of directors for the 2003 annual meeting of stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless management is provided with notice of such proposal no later than December 16, 2003, or if the 2003 annual meeting of stockholders differs by more than 30 days from the date of the 2002 annual meeting, then a reasonable time before we print and mail our proxy materials for the 2003 annual meeting.

AVAILABILITY OF FORM 10-K ANNUAL REPORT
AND FORM 10-Q QUARTERLY REPORT

     A copy of Viragen’s annual report on Form 10-K for the year ended June 30, 2002, has been included with this proxy statement along with a copy of its quarterly report on Form 10-Q for the quarterly period ended September 30, 2002. Both are exclusive of exhibits filed with the Securities and Exchange Commission. These exhibits are available without charge to stockholders upon request to Gerald Smith, President, 865 S.W. 78th Avenue, Suite 100, Plantation, Florida 33324.

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

VIRAGEN, INC.

PROXY — ANNUAL MEETING OF STOCKHOLDERS — JANUARY 31, 2003

     The undersigned, revoking all previous proxies, hereby appoint(s) Gerald Smith as Proxy, with full power of substitution, to represent and to vote all common stock of Viragen, Inc. owned by the undersigned on December 12, 2002, at the annual meeting of stockholders to be held in Davie, Florida on January 31, 2003, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the notice of annual meeting and proxy statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3.

(continued and to be signed and dated on other side)

FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT!

     YOU CAN VOTE IN ONE OF THREE WAYS:

1.	Call TOLL-FREE 1-800-840-1208 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

OR

2.	Vote by internet at our Internet Address: http://www.eproxy.com/vra/

OR

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE VOTE

Please mark your votes as indicated in this example ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

1.	To elect three directors to the board of directors, and who will be classified as class B directors, to serve for the term of their designated class and until their successors have been elected and qualified.

Nominees: CLASS B DIRECTORS

01 02 03	Dennis W. Healey Douglas Lind Bryan King

☐ FOR all nominees listed (except as marked to the contrary)

☐ WITHHOLD AUTHORITY to vote for all nominees listed

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PLEASE DRAW A LINE THROUGH THAT NOMINEE’S NAME.)

2.	To ratify an amendment to the Company’s Certificate of Incorporation increasing the number of authorized shares of common stock from 150 million to 250 million.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	To ratify the appointment of Ernst & Young LLP, as independent auditors of the Company for the fiscal year ending June 30, 2003, to serve at the pleasure of the Board of Directors.

☐ FOR ☐ AGAINST ☐ ABSTAIN

By checking the box to the right, ☐, I consent to future access of the Annual Report, Proxy Statements, Prospectuses and other communications electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services, L.L.C., Ridgefield Park, NJ. I also understand that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility.

The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to the Annual Meeting. If you received more than one proxy card, please date, sign and return all cards in the accompanying envelope.

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or other entity, please sign in the corporate name by President or other authorized officer or person. If a partnership, please sign in partnership name by authorized person.

Signature

Signature if Held Jointly

(Please Print Name)

Number of Shares Subject to Proxy

Date: ________________________

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

FOLD AND DETACH HERE

VOTE BY TELEPHONE OR INTERNET

QUICK * * * EASY * * * IMMEDIATE

YOUR VOTE IS IMPORTANT! — YOU CAN VOTE IN ONE OF THREE WAYS:

1. TO VOTE BY PHONE:	CALL TOLL-FREE 1-800-840-1208 ON A TOUCH TONE TELEPHONE 24 HOURS A DAY — 7 DAYS A WEEK. THERE IS NO CHARGE TO YOU FOR THIS CALL — HAVE YOUR PROXY CARD IN HAND. You will be asked to enter a CONTROL NUMBER, which is located in the lower right hand corner of this form.

OPTION 1:	To vote as the Board of Directors recommends on ALL proposals, press 1. When asked, please confirm by pressing 1.

OPTION 2:	If you choose to vote on each proposal separately, press 0. You will hear these instructions: PROPOSAL 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9. To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions. PROPOSAL 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

OR

2. TO VOTE BY INTERNET:	FOLLOW THE INSTRUCTIONS AT OUR WEBSITE ADDRESS:
http://www.eproxy.com/vra/

OR

3. VOTE BY PROXY:	Mark, sign and date your proxy card and return promptly in the enclosed envelope.

NOTE: IF YOU VOTE BY INTERNET OR TELEPHONE, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD.

THANK YOU FOR VOTING.